                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: August 2, 1996


                            THE CHASE MANHATTAN BANK
             ------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                      CHASE MANHATTAN GRANTOR TRUST 1995-A
                    ----------------------------------------
                      (Issuer with respect to Certificates)


       DELAWARE             33-94460                13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission              (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      270 Park Avenue, New York, New York             10017
      -------------------------------------------     ----------
      (Address of principal executive offices)        (Zip code)


                                 (212) 270-6000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events

     On July 15, 1996, Chase Manhattan Grantor Trust 1995-A (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.

     Effective July 12, 1996, The Chase Manhattan Bank (National Association) (the "Bank") transferred to Chase Manhattan Automotive Finance Corporation ("CMAFC") substantially all of its automotive lending business, including all outstanding auto loans that were not previously transferred to a securitization trust. In connection with such transfer, the Bank also assigned to CMAFC (i) all of its rights, privileges and interests as Seller under the several Pooling and Servicing Agreements (the "Pooling Agreements") establishing Chase Manhattan Grantor Trust 1993-A (the "1993-A Pooling Agreement"), Chase Manhattan Grantor Trust 1995-A, Chase Manhattan Grantor Trust 1995-B and Chase Manhattan Grantor Trust 1996-A (collectively referred to herein as the "Grantor Trusts"); (ii) its rights, as Servicer, under Section 21.02 of the 1993-A Pooling Agreement and
Section 12.2 of each of the other Pooling Agreements, to repurchase the corpus of the applicable trust established by such Pooling Agreement; (iii) its obligation, as Servicer, to repurchase Receivables (as defined in each of the Pooling Agreements) in certain circumstances; and (iv) its rights, obligations and duties, as Seller, under the related underwriting agreements and credit support agreements, together, in each, case, with all of the liabilities and obligations of the Bank as Seller thereunder, including its repurchase obligations with respect to any breach of a representation or warranty thereunder.

Item 7(c).  Exhibits.

            Exhibit No.                       Description
            -----------                       -----------

            20.1              Certificateholders Report for the month of June
                              1996.

            20.2 Assignment and Assumption, dated as of July 12, 1996, between The Chase Manhattan Bank, N.A. and The Chase Manhattan Bank USA, N.A.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                THE CHASE MANHATTAN BANK


                                                By:   /s/ William J. Schiralli
                                                      ------------------------
                                                Name:  William J. Schiralli
                                                Title: Vice President


Date:  August 2, 1996

                                INDEX TO EXHIBITS


Exhibit                Description                               Page
- -------                -----------                               ------------

20.1           Certificateholder Report dated                    5
               07/15/1996 delivered pursuant
               to Section 5.7 of the Pooling
               and Servicing Agreement as
               of September 1, 1995.

20.2           Assignment and Assumption, dated                  6
               as of July 12, 1996, between
               The Chase Manhattan Bank, N.A.
               and The Chase Manhattan Bank
               USA, N.A.